PROMISSORY NOTE#0111840                                         EXHIBIT 10(c)

$  2,487,558.00                                 CHICAGO, ILLINOIS
  ----------------------                        ------------------------------
                                                City            State

                                                MARCH 31 1994


FOR VALUE RECEIVED, the undersigned, RIVIERA DIE & TOOL, INC. ("Maker") jointly and severally promise(s) to pay to the order of HELLER FINANCIAL, INC. at its office at 500 West Monroe Street, Chicago, Illinois 60661 or at such other place as the holder may appoint, the principal sum of ** Dollars ($1,963,220.70) together with interest thereon payable in FIFTY-NINE (59) consecutive monthly installments with the first such installment due on the 29TH day of MAY, 1994, continuing on the same date of each month thereafter until paid in full, as follows

     The first 59 consecutive monthly installments, each in the amount of $42,162.00.

     The next N/A consecutive monthly installments, each in the amount of $N/A.

     The next N/A consecutive monthly installments, each in the amount of $N/A.

together with collection expenses and reasonable attorneys' fees if placed with an attorney for collection. Interest, precomputed for the period ending when such installments are due, is included in the foregoing installments. If any installment due hereunder shall not be paid within ten (10) days after such installment is due. Maker shall pay to holder hereof (i) a "late charge" of five percent (5%) of such delinquent amount to defray the cost of collection, plus (ii) interest on any installment past due, computed from the due date thereof, and upon the entire unpaid balance if declared due, at the rate of one and one-half percent (1.5%) per month (or the maximum amount permitted by law whichever is less). Demand presentment for payment, protest, notice of non-payment or protest, is hereby waived by Maker.

Maker hereby authorizes holder to insert the date of the first installment due hereunder, a date not sooner than fifteen (15) days nor later than forty-six
(46) days from the date of disbursement. Holder's books and records shall be dispositive of the date disbursement is made hereunder.

This Note is secured by and entitled to (i) the benefits of a certain Chattel Mortgage Security Agreement dated as of MARCH 31, 1994, and (ii) any other agreements under which the holder has been granted a lien and security interest in property to secure the payment and performance by Maker of this Note (all of the foregoing hereinafter sometimes collectively referred to as the "Security Agreement") to which reference is made for a statement of the nature and extent of the protection and security afforded, the rights of the payee or holder hereof, and the rights and obligations of the undersigned.

If a default shall occur under any Security Agreement, this Note may become or be declared due in the manner and with the effect provided for therein.

Upon payment of all accrued late charges and interest then due or to become due, Maker may prepay the entire balance evidenced hereby (less a rebate of unearned interest, if any, calculated in accordance with the Rule of 78) upon payment of a premium equal to THREE percent (3%) of the principal amount so prepaid, provided, however, if said prepayment is made during any loan year after the FIRST loan year, said premium shall be reduced by ZERO percent (0%) in each loan year thereafter until said premium shall be reduced to a minimum premium of ZERO percent (0%) and said premium shall remain at such minimum until final maturity.

The holder hereof shall not be required to look to any collateral for the payment of this Note, but may proceed against the undersigned or any one of the undersigned, if more than one, or any guarantor hereof in such manner as it deems desirable. None of the rights or remedies of the holder hereunder or under the Security Agreement are to be deemed waived or affected by any failure to exercise same. All remedies conferred upon the holder of this Note, the Security Agreement or any other instrument or agreement to which the undersigned or any guarantor hereof is a party or under which any or all of them is bound, shall be cumulative and not exclusive, and such remedies may be exercised concurrently or consecutively at the holder's option.

This Note shall be governed by and construed in accordance with the laws and decisions of the State of Illinois. At holder's election and without limiting holder's right to commence an action in any other jurisdiction. Maker hereby submits to the exclusive jurisdiction and venue of any court (federal, state or local) having situs within the State of Illinois, expressly waives personal service of process and consents to service by certified mail, postage prepaid, directed to the last known address of Maker, which service shall be deemed completed within ten (10) days after the date of mailing thereof. Maker hereby waives any objection to improper venue, forum non conveniens and trial by jury.

IN WITNESS WHEREOF, the undersigned have caused this Note to be duly executed on the date first above written.

ATTEST (Witness if not a corporation)            RIVIERA DIE & TOOL, INC.  Maker
                                                 -------------------------
By Douglas Nienhuis                              By Kenneth K. Rieth
-----------------------------------                 -----------------------
        Secretary                                   Kenneth K. Rieth

(Seal)                                           Title  PRESIDENT
                                                       ---------------------

ATTEST (Witness if not a corporation)                                     Maker
                                                 -------------------------

-------------------------------------            By
        Secretary                                  ----------------------------

(Seal)                                           Title
                                                      -------------------------

**  ONE MILLION NINE HUNDRED SIXTY-THREE THOUSAND TWO HUNDRED TWENTY AND 70/100

    THE TOTAL AMOUNT TO BE REPAID HEREUNDER INCLUDES INTEREST COMPUTED ON THE BASIS OF 9.90% SIMPLE INTEREST PER ANNUM ON THE ASSUMPTION THAT ALL PAYMENT WILL BE MADE ON THEIR RESPECTIVE DUE DATES.

                     CHATTEL MORTGAGE SECURITY AGREEMENT


[LOGO]

RIVIERA DIE & TOOL, INC.                , MICHIGAN CORPORATION,
with its principal place of business at 5460 EXECUTIVE PARKWAY SE
                                        GRAND RAPIDS, MI  49512 ("Debtor"), for
valuable consideration, hereby grants to HELLER FINANCIAL, INC., a Delaware corporation, with its principal place of business at 500 West Monroe Street, Chicago, Illinois 60661 ("Secured Party"), a security interest in and mortgages to Secured Party the following:

______________________________________________________________________________
                MAKE/           SERIAL
QUANTITY        MODEL           NUMBER          DESCRIPTION
______________________________________________________________________________

        SEE SCHEDULE "A" ATTACHED HERETO AND MADE A PART HEREOF FOR EQUIPMENT DESCRIPTION.








together with all accessions, additions, replacements and substitutions thereto and therefor and all proceeds (including insurance proceeds) thereof and therefrom (collectively, the "Collateral"), to secure

    (a) the payment of principal and interest on Debtor's promissory note dated MARCH 31, 1994, and any additional promissory notes as may be executed and delivered by Debtor to Secured Party evidencing additional loans; and

    (b) the payment of rent and other sums due and to become due under an Equipment Lease dated N/A, 19__, entered into between Debtor, as lessee, and Secured Party, as lessor; and

    (c) all other obligations and liabilities of Debtor to Secured Party (whether or not evidenced by a note or other instrument or document and whether or not for the payment of money) direct or indirect, absolute or contingent, due or to become due, now existing or hereafter and howsoever arising.

    All of the foregoing obligations are hereafter collectively referred to as "Indebtedness".

                   SECTION 1. REPRESENTATIONS AND WARRANTIES.
1. Debtor hereby represents and warrants to Secured Party, on each date Indebtedness is incurred, that:
    (a) Debtor is lawfully possessed of and has good title to the Collateral, free and clear of all liens, encumbrances, security interests and adverse claims except only for the security interest granted to Secured Party herein;
    (b) (i) Debtor is legally organized and validly existing, in good standing under the laws of its state of organization and is duly qualified to do business and in good standing under the laws of each jurisdiction where the nature of its business or the character of its properties makes it necessary for it to so qualify to do business; (ii) Debtor has full power and authority to execute and deliver this Security Agreement, together with all notes, leases, agreements and instruments evidencing Indebtedness, and to pay and perform its obligations thereunder; (iii) Debtor has full power and authority to own its properties and carry on its business as now being conducted; (iv) this Security Agreement and all documents evidencing Indebtedness have been duly authorized, executed and delivered by Debtor and constitute the valid, legal and binding obligations of Debtor enforceable in accordance with their terms.

    (c) Debtor's principal place of business is that shown at the beginning of this Security Agreement and all other places of business of Debtor are located as follows:____________________________________________________________________
_______________________________________________________________________________
All of the Collateral is kept at such place(s) of business.
    (d) (i) The execution, delivery and payment of any and all of the documents and instruments evidencing Indebtedness and the entering into by Debtor of this Security Agreement and the performance of its obligations hereunder will not violate or conflict with any of the provisions of the Certificate of Incorporation or By-Laws of Debtor (or Debtor's Articles of Partnership, if applicable) and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge, security interest, or other encumbrance in or upon any of Debtor's property or assets (except for the security interest created hereby) pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement, or any other instrument to which Debtor is a party or by or under which it may be bound; (ii) no approval is required from any public regulatory body nor from any parent, subsidiary or affiliate of Debtor or from any other person, firm or corporation with respect to the execution, delivery and payment upon any documents evidencing Indebtedness, the entering into of this Security Agreement, and the performance by Debtor of its obligations hereunder; (iii) there are no suits or proceedings pending, or to the knowledge of Debtor threatened, in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Debtor which will have a material adverse effect on the financial condition or business of Debtor.
   (e) All financial statements delivered to Secured Party have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis and fairly present the financial condition of the Debtor as of the dates and for the periods indicated therein. Since the date of such financial statements, there has not been any changes in the business operations or financial condition of Debtor, other than changes in the ordinary course of business, which changes in the aggregate have not been materially adverse.

THIS CHATTEL MORTGAGE AGREEMENT IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH ABOVE AND ON THE REVERSE SIDE WHICH ARE MADE A PART HEREOF AND DEBTOR ACKNOWLEDGES AND ACCEPTS THE PROVISIONS THEREOF.

IN WITNESS WHEREOF, the Debtor has caused these presents to be duly signed, sealed and delivered as of this 31ST day of MARCH, 1994.

                                                RIVIERA DIE & TOOL, INC.
                                                ________________________________
ATTEST:                                         Debtor

___________________                             By______________________________
Secretary                                             Authorized Signature

(corporate seal)                                Its   PRESIDENT
                                                   _____________________________
                                                        Title

                         SECTION 2. CONFLICTS OF DEBTOR
2.  Debtor further covenants and agrees with Secured Party as follows:
    (a) To keep the Collateral insured against loss or damage arising out of any risk covered by fire, vandalism, malicious mischief, theft, windstorm, explosion and extended coverage for the full insurable value thereof, and against all other risks against which the Secured Party may require the Debtor to insure, with such companies and in such amounts and by policies in such form as shall be satisfactory to the Secured Party, and to deliver all such policies to Secured Party prior to or on the date hereof; such insurance policies shall, by endorsement (i) name Secured Party as the sole loss payee; (ii) provide that the policies will not be invalidated as against Secured Party because of any violation of a condition or warranty of the policy or application therefor by Debtor; and (iii) provide that the policies may only be materially altered or cancelled by the insurer after thirty (30) days prior written notice to Secured Party. Debtor hereby appoints Secured Party attorney for Debtor to prove and adjust any losses and to endorse any loss drafts and Debtor hereby assigns to Secured Party all sums which may become payable under such insurance, including returned premiums and dividends as additional security hereunder. Debtor shall give immediate written notice to Secured Party and to the insurers of any loss or damage to the Collateral and shall promptly file proofs of loss with such insurers.
    (b) To pay, as and when the same become due, all taxes, assessments, license fees, registration fees, and governmental charges, local, state or federal (including any interest and/or penalties thereon) of any and every nature, special or otherwise, levied or assessed upon the Collateral or any portion thereof, or upon the use or operation thereof, or upon or in respect of indebtedness or this Security Agreement.
    (c) Not to sell, lease, transfer, encumber, grant security interests in or otherwise dispose of the Collateral or any part thereof or any interest therein, or attempt so to do, or suffer or permit any lien of any kind to attach to any of the Collateral except in favor of the Secured Party.
    (d) Not to remove or suffer or permit to be removed, any of the Collateral from the place in which it is now located or make any modifications thereto without the prior written consent of the Secured Party.
    (e) At its sole expense, to (i) keep the Collateral in good and safe operating order, repair and condition, and maintain and use same in a safe and proper manner, in accordance with the requirements of any federal, state, county, municipal, regulatory or other authority, having jurisdiction thereof and (ii) pay for all fuel, service, inspections, overhauls, replacements, substitutions, materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Collateral, and (iii) maintain in force and effect all licenses and other approvals required in connection with the conduct of its existing business.
    (f) In case of any failure of the Debtor to keep the Collateral insured and in good repair and operating condition, or to keep the same free from liens, security interests, encumbrances or adverse claims, or to pay taxes on or in respect thereof, as herein covenanted, or to fully and punctually keep and perform any other covenant hereof, then in any such case, Secured Party may (but shall not be required so to do) pay or perform such obligation for Debtor. Debtor covenants to reimburse Secured Party promptly for all sums paid or advanced for any such purpose, and any other sums disbursed by Secured Party to protect the Collateral or the lien and security interest of this Security Agreement together with all costs, expenses and attorneys' fees paid or incurred by Secured Party, all with interest from the date of advancement until repaid to Secured Party at the rate of one and one-half percent (1.5%) per month (or the maximum per annum rate of interest permitted by law, whichever is less).
    (g) To pay all filing, recording, search and other expenses incurred by the Secured Party with respect to the perfection of its security interest in the Collateral and confirming the priority thereof.
    (h) To execute and deliver such further documents (including Uniform Commercial Code Financing Statements) and do such further acts and things as Secured Party may reasonably request in order to fully effect the purposes of this Security Agreement and Secured Party's rights in the Collateral.
    (i) To furnish Secured Party (i) within sixty (60) days after the end of each quarter, unaudited quarterly financial statements of Debtor, certified to be true and correct by its chief financial officer, and (ii) within one hundred twenty (120) days after the close of each fiscal year of Debtor, a consolidated Balance Sheet and Profit and Loss Statement and Source and Application of Funds of Debtor as of the end of such year, certified by the independent public accountants of Debtor. To the extent that Debtor is or may be required to submit quarterly and/or annual reports and/or certifications to the Securities and Exchange Commission, Debtor will furnish Secured Party with copies of such reports and/or certifications at the time of the said submission of same by Debtor.
    (j) The Collateral shall remain personal property, regardless of the manner or degree of its attachment to realty. Secured Party shall have the right, from time to time, to come upon the Debtor's premises to protect, and during business hours, to inspect the Collateral.


                       SECTION 3. DEFAULTS AND REMEDIES.
3.1 The occurrence of any of the following events shall constitute an Event of Default hereunder:
    (a) Any certificate, warranty, representation or statement made, given or furnished to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made or furnished;
    (b) Default in the payment of any Indebtedness or installment thereof, when and as the same shall become due and payable;
    (c) Default in the observance or performance of any covenant, condition or agreement on the part of Debtor contained herein or in any other agreement of Debtor with Secured Party;
    (d) Death, bankruptcy, dissolution or liquidation of any guarantor or surety for Debtor's obligations;
    (e) Debtor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator for any of its property, (ii) admit in writing an inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy seeking reorganization or liquidation (or approve, or consent to any such petition), or (vi) cease doing business as a going concern;
    (f) An order, judgment, or decree shall be entered by any court of competent jurisdiction, without the application, approval or consent of Debtor, appointing a receiver, trustee or liquidator of all or a substantial part of Debtor's assets, or approving a petition seeking reorganization of Debtor, and such order, judgment or decree shall continue unstayed and in effect for any period of sixty (60) days;
    (g) Loss, theft, or substantial damage to any of the Collateral; or
    (h) Secured Party shall deem itself insecure.
3.2 If an Event of Default shall occur, Secured Party may, at its option, and without notice or demand, declare the entire unpaid balance of the Indebtedness to be immediately due and payable.
    Upon Debtor's default, Secured Party shall have all the rights, remedies and privileges as are afforded a secured party pursuant to the Uniform Commercial Code in effect as of the date hereof and all other rights, remedies and privileges allowed by law. Secured Party may take immediate possession of the Collateral without legal process. For this purpose Secured Party or its representatives may enter upon the premises where the Collateral may be and remove same or maintain possession on such premises pending disposition thereof, all without charge to or liability on the part of Secured Party, or, upon request of Secured Party, Debtor agrees, at its expense to assemble the Collateral and to deliver same to Secured Party at a place designated by Secured Party no further distant from Debtor's principal place of business, as first set forth above, than Chicago, Illinois. Debtor's obligation to assemble and deliver the Collateral is of the essence of this Security Agreement and accordingly, upon application to a court of equity having jurisdiction, Secured Party shall be entitled to a decree requiring specific performance by Debtor of said obligation. DEBTOR HEREBY EXPRESSLY WAIVES ITS RIGHTS, IF ANY, (1) TO PRIOR NOTICE OF REPOSSESSION, AND (2) A JUDICIAL OR ADMINISTRATIVE HEARING PRIOR TO SUCH REPOSSESSION. The proceeds of any sale or other disposition of Collateral, less the expenses of retaking, holding, preparing for disposition, disposing of Collateral and the like (including reasonable attorneys' fees, collection agency fees and other legal expenses incurred by Secured Party), shall be credited to the Indebtedness secured hereby, in such order of preference as Secured Party may determine. The deficiency, if any, shall be paid by Debtor to Secured Party forthwith, upon demand, with interest thereon at the rate of one and one-half percent (1.5%) per month, but not exceeding the lawful maximum, if any. Unless the Collateral is perishable or threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of Debtor shown at the beginning of this Security Agreement at least five (5) days before the time of the sale or other disposition.

                           SECTION 4.  MISCELLANEOUS.
4. (a) This Agreement shall bind the Debtor, its successors, assigns, heirs and other personal representatives and shall inure to Secured Party, its successors and assigns. If there is more than one Debtor named in this Security Agreement, the liability of each shall be joint and several.
    (b) No right or remedy conferred upon Secured Party is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity, and may be exercised separately or concurrently. The failure or delay of Secured Party to insist upon the performance of any of the terms, covenants or conditions of this Security Agreement, or to exercise any right, remedy or privilege herein conferred, shall not impair or be construed as thereafter waiving any of the foregoing.
    (c) The unenforceability or invalidity of any provisions(s) of this Security Agreement shall not render any other provision(s) unenforceable or invalid. Where, however, the provisions of any applicable law may be waived, they are hereby waived by Debtor to the full extent permitted by law, to the end that this Security Agreement shall be deemed to be a valid and binding agreement enforceable according to its terms. This Security Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.
    (d) This Security Agreement and such other agreements, documents and instruments to which Debtor is a party or under which it is bound and which describe or evidence all or part of the Indebtedness and the terms and conditions appertaining thereto together constitute the entire agreement between the parties and no provision of this Security Agreement or such other agreements, documents and instruments may be changed, amended, modified, waived or discharged orally, but only by an instrument in writing signed by the party against which enforcement is sought.
    (e) The validity, interpretation, enforcement and effect of this Security Agreement shall be governed by and construed in accordance with the laws and decisions of the State of Illinois. At Secured Party's election and without limiting Secured Party's right to commence an action in any other jurisdiction Debtor hereby submits to the exclusive jurisdiction and venue of any court (federal, state or local) having situs within the State of Illinois, expressly waives personal service of process and consents to service by certified mail, postage prepaid, directed to the last known address of Debtor, which service shall be deemed completed within ten (10) days after the date of mailing thereof. Debtor hereby waives any objection based upon improper venue or forum non conveniens. SECURED PARTY AND DEBTOR HEREBY WAIVE TRIAL BY JURY.

                             QUITCLAIM BILL OF SALE


In consideration of a Promissory Note and Chattel Mortgage Security Agreement dated March 31, 1994 in a principal amount of $1,963,220.70; of which $463,220.70 was for purposes of financing the purchase of equipment described below; and other good and valuable consideration receipt of which is hereby acknowledged, Heller Financial, Inc. ("Seller"), a Delaware corporation, with its principal place of business at 500 W. Monroe Street, Chicago, Illinois 60661, hereby sells and transfers to Riviera Tool Company ("Buyer"), a Michigan corporation, with its principal place of business at 5460 Executive Parkway, SE, Grand Rapids, Michigan 49512, the following described equipment ("Equipment"):

             See Schedule "A" attached hereto and made apart hereof

THE EQUIPMENT IS SOLD IN AN "AS IS" "WHERE IS" CONDITION WITH ALL FAULTS. SELLER HEREBY DISCLAIMS HAVING MADE OR MAKING ANY AND ALL REPRESENTATIONS OR WARRANTIES INCLUDING, BUT NOT LIMITED TO, ANY AND ALL EXPRESS OR IMPLIED WARRANTIES AS TO THE MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE OR SUITABILITY OF THE EQUIPMENT, OR TO THE DESIGN, SAFETY OF, OR THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT OR ANY PART THEREOF.

Seller makes no warranty of title or that the Equipment is free of liens or claims in favor of others, except Seller does warrant that the Equipment is free from all liens and encumbrances placed thereon by Seller.

By acceptance of delivery of the Equipment, the Buyer acknowledges that the Buyer has either examined the Equipment as fully as desired, or has been given the opportunity for such examination and has refused to make such examination.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this 29th day of April 1994.


                                                Heller Financial, Inc.
                                                        Seller

                                        By:      Mike MacIntosh
                                           ---------------------------

                                        Title: Operations Manager

                                  SCHEDULE "A"

                                     1 of 2

                 SCHEDULE "A" ATTACHED TO AND MADE A PART OF THAT CERTAIN QUITCLAIM BILL OF SALE DATED APRIL 29, 1994

Greco Systems #P-XTN Minifile, S/N BOKC14

Toyoda Machine Works, LTD #FV65 Vertical
CNC Machining Center S/N NF1979 with 32-station
Tool Changer, Including 26" X 56" Table Model
EC-40 Chip Conveyor, S/N 15692, 20/15 H.P.
Motor Fanuc System 11M Control

Cincinnati Milicron #B Electrical Discharge
Machine, S/N 1266409 including Cintrojet Model
ML-T-IV2246 Dual Solid State Power Supply, S/N
4116 J2676-0006

Bridgeport 2 H.P. Variable Speed Vertical Mill,
S/N 232050 (1986), including 9" x 42" T-Slot Table and Acu-Rite III 2-Axis Digital Readout

Georgh Kobold (Germany) #KOD526-S12 Drill
Grinder, S/N 2718162

Bridgeport 2 H.P. Variable Speed Vertical Mill,
S/N 256305 (1990), including 9" x 48" T-Slot
Table and Acu-Rite Millmate 2-Axis Digital Readout

Bridgeport 2 H.P. Variable Speed Vertical Mill,
S/N 256302 (1990), including 9" x 48" T-Slot Table and Acu-Rite Millmate 2-Axis Digital Readout

Bridgeport 2 H.P. Variable Speed Vertical Mill,
S/N 256208 (1990) including 9" x 48" T-Slot Table and Acu-Rite Millmate 2-Axis Digital Readout

ME-310 Sellers Drill Sharpener

ME-114 Sterling Drill Grinder, S/N DC2988DB

Econoline #RA-42Y24 Sandblast Cabinet

S/N 2A1010 RA618 Surface Grinder, (Made in Taiwan)

Big Joe model 1518R6 die lift truck with battery and built-in charger S/N 326358

Cincinnati Milicron Model 15VC-1000
CNC vertical milling machining center
S/N 7015-A01-89-01010, 44" x 20"
slotted production table, 26 tool
rotary magazine, coolant system,
Acramatic 850 pendant mount controls,
way covers

Model K1 radial cut-off saw, 6" max. wheel dia., steel stand, manual feed, 1 HP motor

Trince Model 36/BP2 Sandblast cabinet
S/N 33726-9

DoAll Model V36 36" vertical metal cutting bandsaw, 30" x 30" tilting table, model D-8W-1A blade welder, worklight

Dake Model 25N 25-ton hydraulic utility
press, hand pumped, S/N 191283

Mitutoyo Model PN350 profile projector,
S/N 70202 Geo-Chek III, XY digital readout, cart mounted

Cincinnati Milacron Model 15VC-1000
Cintimatic CNC vertical milling machining center S/N 7015-A01-88-0026, 44" x 20"
slotted production table, 26 tool rotary magazine, coolant system, Acramatic 850 pendant mount controls

Mold storage table, 13' long x 3' wide 3" channel construction, with 1 Yale 2-ton tolley mounted electric chaindrop hoist running the length of the table

Bridgeport vertical turret mill, S/N 252850
9" x 48" slotted table, 2 HP variable speed head, Anilam Miniwizard XY digital readout worklight

Mitutoyo Model 515-319 Height Master height guage, S/N 029865

                                  SCHEDULE "A"

                                     2 of 2

                SCHEDULE "A" ATTACHED TO AND MADE A PART OF THAT CERTAIN QUITCLAIM BILL OF SALE DATED APRIL 29, 1994


Model FC-50K electronic bench scale,
50kg x 5g, digital readout with 4' x 4' florr mounted platform

Quincy Model QE-15 horizontal tank
mounted air compressor, S/N E10391
10 HP, 2-stage aftercooler

Arrow Pneumatics Model A-45 refrigerated air dryer, S/N 7962A

Terit Model DF-2DF8 15 HP down flow dust collector, S/N 255530

Storch Model BOM2C 6 volt lifting Magnet
S/N 1097

Sonicor Instrument Model TS-9045/wj
ultrasonic parts cleaner, S/N 76143-0989

Economy die table, 24" x 36" top, S/N 31592 mechanical elevation, caster mounted

D.M.E. Model UF500Micro hand-held
ultraform machine

Yuasa Model 550-423 titling machine
table

Westhoff high precision horizontal drilling machine, S/N UK-100-1-89-789N, single spindle, 8 1/4" x 8 1/2" slotted table, fractional HP motor, table mounted

1991 (2) A-frames, horses, 3 ton electric crane, 10' x 8' special tools, plates

1991 Feermeclaner/Deckel self standing
collet type grinder with light S/N 90-24810

Boyar Schultz surface grinder 6 x 16 wet

Boyar Schultz surface grinder 6 x 12 wet

Lagun Republic vertical ram turret mill, S/N SE-18853, 2 HP, 3 Phase, Accurite readout

Sasanki cutter grinder

Hypertool grinder S/N S-30436

Midway cutter grinder, bench top collet
type

Deckel cutter grinder, bench top collet
type

K & M rotary table 12" cross slide

                 TOTAL

RIVIERA DIE & TOOL, INC.               ("DEBTOR")

BY:      Kenneth K. Rieth
         ----------------------
TITLE:   President
         ----------------------

HELLER FINANCIAL, INC.             ("SECURED PARTY")

BY:
         ----------------------
TITLE:
         ----------------------

                                CHATTEL MORTGAGE
                      DELIVERY AND ACCEPTANCE CERTIFICATE

Pursuant to that certain Chattel Mortgage Security Agreement dated as of MARCH 11, 1994 ("Agreement"), by and between HELLER FINANCIAL, INC. (Secured Party) and RIVIERA DIE & TOOL, INC. ("Debtor"), the undersigned, on behalf of Debtor and being duly authorized to do so, does hereby certify as follows.

1. That the equipment described in the Agreement ("Collateral") was DELIVERED to the Debtor on ______________, 1994.

2. That the Collateral has been inspected and is of an acceptable size, design, capacity and manufacture, is in good working order, repair and condition, and has been installed, if applicable, to the satisfaction of Debtor.

3. That the Collateral has been ACCEPTED by the undersigned on behalf of the Debtor for all purposes of the Agreement.

4. Secured Party is neither the manufacturer nor distributor of the Collateral and has no knowledge of or familiarity with it. UNDERSIGNED ACCEPTS THE COLLATERAL "AS IS" AND SECURED PARTY HAS NOT MADE, AND DOES NOT MAKE, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE, CONDITION, QUALITY, MATERIAL WORKMANSHIP, DESIGN, CAPACITY, MERCHANTABILITY, DURABILITY, FITNESS OR SUITABILITY OF THE COLLATERAL FOR ANY USE OR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED.

The certificate will supplement and not alter the terms of the Agreement, and is given to induce Secured Party to finance the Collateral. This certificate is binding on Debtor's heirs, administrators, legal representatives, successors and assigns and will inure to the benefit of Secured Party, its successors and assigns.


                                             RIVIERA DIE & TOOL, INC.
                                     ----------------------------------------
                                                 (Name of Debtor)
                                     By: Kenneth K. Reith           PRESIDENT
                                         ------------------------------------
                                                                      (Title)
                                     Date:   04/29/94
                                          -----------------------------------

                            SUBORDINATION AGREEMENT

Banc One Equipment Finance, Inc. ("Secured Party"), with an office located at 111 Monument Circle, Indianapolis, Indiana 46277, has filed or intends to file a financing statement or statements under the Uniform Commercial Code giving notice of its security interest in all or some of the personal property, equipment and/or inventory of Riviera Tool Company ("Debtor"), with its principal place of business located at 5460 Executive Parkway, S.E.
Grand Rapids, MI 49512.

Secured Party understands that Heller Financial Leasing, Inc. ("Heller") has or proposes to extend credit to Debtor, only if such extension of credit is secured by a first and prior security interest in the following items of personal property, equipment and/or inventory of Debtor, together with all accessions, additions, replacements and substitutions thereto and therefor and all proceeds (including insurance proceeds) thereof (hereinafter collectively referred to as "Heller Collateral"):

             See Exhibit I attached hereto and made a part hereof.

In order to induce Heller to make or continue to make extensions of credit to Debtor the parties hereby agree as follows:

1. Secured Party hereby subordinates in favor of Heller any right, title and interest that Secured Party may have or hereafter acquire in the Heller Collateral and the proceeds thereof, provided Heller has a valid duly perfected security interest in the Heller Collateral. If Heller's security interest shall lapse or cease to be valid and perfected security interest in the Heller Collateral then this Subordination Agreement shall be of no force and effect and shall not be used to determine the priority of security interests between Heller and Secured Party.

2. Without the prior written consent of Secured Party, after Heller makes an initial advance of One Million Nine Hundred Sixty-three Thousand Two Hundred Twenty Dollars and 70/100 Cents ($1,963,220.70), whether made in one lump sum or in separate advances, Heller shall not make subsequent advances to Debtor which are secured by the Heller Collateral.

3. Except as herein otherwise provided, priority shall be in accordance with the Uniform Commercial Code as enacted and amended in the state of Debtor's principal place of business.

4. Secured Party will not assign or transfer any security interest it may have to any person without giving Heller three (3) business days' written notice and obtaining from the assignee or transferee an agreement in the same form as this agreement.

5. Secured Party agrees to execute and permit the filing of any documents Heller reasonably deems appropriate to evidence this subordination.

6. This agreement shall be continuing, irrevocable and binding upon the parties hereto, and shall inure to the benefit of the successors and assigns of such parties so long as Debtor is indebted to Heller.

Executed as of this 6th day of April, 1994.

HELLER FINANCIAL LEASING, INC.          BANC ONE EQUIPMENT FINANCE, INC.

By: Mike Macintosh                By:      M. P. Mattasits
   ------------------------------          -------------------------------

Title:  Operations Manager              Title:  Vice President
      ---------------------------             ----------------------------

ATTEST:                                 ATTEST:

By:  Rosemarie Valentine           By:     Donna Dropp
   ------------------------------          -------------------------------

                                   EXHIBIT I
                           TO SUBORDINATION AGREEMENT
                    BETWEEN BANC ONE EQUIPMENT FINANCE, INC.
                       AND HELLER FINANCIAL LEASING, INC.



   1    Danly Machine Specialties, Inc.                             1     Wolverine Vertical Computer
        #SE4-800-156X102QDC double-crank                                  Numerically Controlled Tracer
        straight-side press, Ser.#68261301                                Milling Machine, Ser.#1970-0559,
        air clutch and rolling die plate                                  Model Year - 1982
        28" stroke
        66" shut height                                             1     Model 10H-2500 Computer
        18" slide adjustment                                              Numerically Controlled Horizontal
        16 strokes per minute                                             Machining Center, Serial #50021,
        12" thick bolster plate, including                                including Acramatic 900 MC Control
        air counterbalance                                                Serial #51-590OM15F-0280, Model
        #3B-38-12 die cushion                                             Year - 1982
        38" dia, 12" stroke, and 135-ton
        100 hp main drive motor, 3/60/480                           1     1000-Ton Straight Side Press,
        7.5 hp slide adjustment motor                                     Model S4-1000-144--84QDC, Serial
        120-volt magnetic control                                         $69280022, including 4-point drive.
                                                                          Machine rebuilt in 1969.


   2    Danly Machine Specialties, Inc.                            1      Model DF-212000-120 1200-Ton Double
        #S4-800-144X96 double-crank straight-side presses,                Acting Toggle Press, Serial #45-11015,
        Ser. #63182601, 63182602,                                         including Raymar Controls.  Machine
        air clutch                                                        rebuilt in 1969.
        28" stroke
        72" shut height                                            1      Model FDNC-106 Vertical Copy
        18' slide adjustment                                              Milling Machine, Serial #A60-1391,
        16 strokes per minute                                             complete with all standard equipment
        8" thick bolster plate, including
        air counterbalance                                         1      Model FNC-86 Vertical Machining
        #3B-38-12 die cushion                                             Center, Serial #A61-38, complete
        38" dia and 45.2-ton                                              with all standard equipment
        100 hp main drive motor, 3/60/480
        7.5 hp slide adjustment motor                              1      Model EDNC-85 Computer Numerically
        120-volt magnetic control                                         Controlled EiecErical Discharge Machine
                                                                          Serial #A63-52










                                   EXHIBIT I
                           TO SUBORDINATION AGREEMENT
                    BETWEEN BANC ONE EQUIPMENT FINANCE, INC.
                       AND HELLER FINANCIAL LEASING, INC.


       Greco Systems #P-XTN Minifile, S/N BOKC14                           Toyoda Machine Works, LTD #FV65 Vertical
                                                                           CNC Machining Center SIN NF1979 with 32-station
       Cincinnati Milicron #B Electrical Discharge Machine,                Tool Changer, Including 26" X 56" Table Model
       Machine, S/N  1266409 including Cintrojet Model                     EC-40 Chip Conveyor, SIN 15692, 20/15 H.P.
       ML-T-IV2246 Dual Solid State Power Supply, S/N                      Motor Fanuc System 11M Control
       4116J2676-0006


       Bridgeport 2 H.P. Variable Speed Vertical Mill, SIN                 Georgh Kobold (Germany) #KOD526-S12 Drill
       232050 (1986), including 9" x 4T T-Slot Table and Acu-              Grinder,S/N 2718162
       Rite HI 2-Axis Digital Readout

       Bridgeport 2 H.P. Variable Speed Vertical Mill, SIN                 Bridgeport 2 H.P. Variable Speed Vertical Mill,
       256305 (1990), including 9" x 48" T-Slot                            SIN 256302 (1990), including 9" x 48" T-Slot Table
       Table and Acu-Rite Millmate 2-Axis Digital Readout                  and Acu-Rite Millmate 2-A-xis Digital Readout

       Bridgeport 2 H.P. Variable Speed Vertical Mill, SIN                 #ME-310 Sellers Drill Sharpener
       256208 (1990), including 9" x 48" T-Slot Table and
       Acu-Rite Millrnate 2-Axis Digital Readout

       #ME-114 Sterling Drill Grinder, SIN DC2988DB                        Econoline #RA-42Y24 Sandblast Cabinet
                                                                           S/N E-85-1986

       HR2A618 Surface Grinder (Made in Taiwan) SIN 2A1010                 Big Joe model 1518R6 die lift truck with battery
                                                                           and built-in charger S/N 326358

       Cincinnati Milicron Model 15VC-1000 CNC vertical                    Model K1 radial cut-off saw, 6" mm wheel
       milling machining center SIN 7015-AO1-89-01010, 44" x               dia.,steel stand, manual feed, 1 HP motor
       20' slotted production table, 26 tool rotary magazine,
       coolant system, Acramatic 850 pendant mount controls,
       way covers

       Dake Model 25N 25-ton hydraulic utility press, hand                 Trince Model 36/BP2 Sandblast cabinet S/N 33726-9
       pumped, SIN 191283

       Mitutoyo Model PN350 profile projector, SIN 70202 Geo-              DoAll Model V36 36" vertical metal cutting
       Chek III, XY digital readout, cart mounted                          bandsaw, 300" x 30" tilting table, model D-8W-LA
                                                                           blade welder, worklight
       Mold storage table, 13' long x 3" wide 3" channel
       construction, with 1 Yale 2-ton tolley mounted
       electric chaindrop hoist running the length of the                  Cincinnati Milacron Model 15VC-1000 Cintimatic CNC
       table                                                               vertical milling machining center S/N 7015-A01-88-
                                                                           0026, 44" x 20' slotted production table, 26 tool
                                                                           rotary magazine, coolant system, Acramatic 850
                                                                           pendant mount controls

                                 Page 2 of 3

                                   EXHIBIT I
                           TO SUBORDINATION AGREEMENT
                    BETWEEN BANC ONE EQUIPMENT FINANCE, INC.
                       AND HELLER FINANCIAL LEASING, INC.

Bridgeport vertical turret mill, S/N 252850 9" x 48" slotted table, 2 HP variable speed head, Anilam Miniwizard XY digital readout worklight

Model FC-50K electronic bench scale, 50kg x 5g, digital readout with 4' x 4' floor mounted platform

Arrow Pneumatics Model A-45 refrigerated air dryer, S/N 7962A

Storch Model BOM2C 6 volt lifting Magnet S/N 1907

Economy die table, 25" x 36" top, S/N 31592 mechanical elevation, caster mounted

Yuasa Model 550-423 tilting machine table

1991 (2) A-frames, horses, 3 ton electric crane, 10' x 8' special tools, plates

1991 Feermeclaner/Deckel self standing collet type grinder with light
S/N 90-24810

Boyar Schultz surface grinder 6 x 12 wet

Sasanki cutter grinder

Hypertool grinder S/N S-30436

Deckel cutter grinder, bench top collett type

Mitutoyo Model 515-319 Height Master height gauge, S/N 029865

Quincy Model QE-15 horizontal tank mounted air compressor, S/N E10391 10 HP, 2-stage aftercooler

Terit Model DF-2DF8 15 HP down flow dust collector, S/N 255530

Sonicor Instrument Model TS-9045/wj ultrasonic parts cleaner, S/N 76143-0989

D.M.E. Model UF500Micro hand-held ultraform machine

Westhoff high precision horizontal drilling machine, S/N UK-100-1-89-789N, single spindla, 8 1/4" x 8 1/2" slotted table fractional HP motor, table mounted

Boyar Schultz surface grinder 6 x 16 wet

Lagun Republic vertical ram turret mill, S/N SE-18853, 2 HP, 3 Phase, Accurite readout

Midway cutter grinder, bench top collet type

K & M rotary table 12" cross slide

                                                                   EXHIBIT 10(d)

                                Promissory Note

$621,073.32
                                                        Indianapolis, Indiana
                                                        Dated: April 1, 1994

For Value received, the undersigned, Riviera Tool Company, a Michigan corporation ("Borrower") promises to pay to the order of Banc One Equipment Finance, Inc., an Indiana corporation ("Lender") at Lender's offices in Indianapolis, Indiana, in lawful money of the United States of America the principal sum of Six Hundred Twenty One Thousand Seventy Three Dollars and Thirty Two Cents ($621,073.32) together with interest on the unpaid principal balance from the date of execution of this Promissory Note until the principal is fully paid at an annual rate equal to seven percent (7%) without relief from valuation and appraisement laws. Interest shall be computed on the balance of principal outstanding from time to time and shall be calculated on the basis of 365 days per year and actual days elapsed.

Borrower shall pay this Note and interest in monthly installments due and payable on the first day of each calendar month beginning on May 1, 1994, such monthly payments (which include both principal and interest) to be in the amount of Ten Thousand Dollars (10,000.00) for payments from May 1, 1994 to and including April 1, 1995, and in the amount of Fifteen Thousand Dollars ($15,000.00) for payments beginning on May 1, 1995 and thereafter until fully paid.

A late payment processing fee equal to five percent (5%) of the applicable payment amount (but not to exceed the highest rate permitted by law) shall be paid on any delinquent payment which is more than five days overdue.

Borrower may prepay, in its entirety, the unpaid principal balance of this Note plus accrued interest from the date of the last payment thereof to the date of such prepayment without premium or penalty.

Payments shall be allocated between principal, interest and fees, if any, in the discretion of Lender.

This Note is the Note referred to in the Security Agreement, dated as of April 1, 1994, between Borrower and Lender ("Agreement"), is secured as provided in the Agreement and the holder hereof is entitled to the benefits thereof.

Terms defined in the Agreement shall have the same meaning when used in this Note, unless the context shall otherwise require.

Borrower hereby waives presentment for payment, protest, notice of protest and notice of nonpayment of this Note and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by Lender. Borrower hereby waives the right to interpose any setoff, counterclaim or defense of any nature or description whatsoever.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note together with any interest accrued may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable as provided therein.

In the event that Lender shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all late charges, and all costs and expenses of such action, including attorneys' fees.

Borrower agrees that its liability hereunder is absolute and unconditional without regard to the liability of any other party and that no delay on the part of Lender in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right.

This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Indiana.

Borrower irrevocably consents to the jurisdiction and venue of any state or federal court in Marion County, Indiana, and waives all rights to trial by jury, in any action or proceeding brought on any matter whatsoever arising out of, in connection with or in any way related to this instrument.

ATTEST:                                             RIVIERA DIE & TOOL, INC.

By: /S/ Douglas Nienhuis                            By: /S/ Kenneth K. Rieth
   --------------------------                          ------------------------
                                                    Title: PRESIDENT
                                                          ---------------------

                               SECURITY AGREEMENT


  This Agreement is made as of April 1, 1994 by and between Banc One Equipment Finance, Inc. ("Banc One"), with Banc One's mailing address being at 111 Monument Circle, Indianapolis, Indiana 46277 and Debtor(s) identified at the end of this Agreement ("Debtor").

  1. Grant of Security Interest. For valuable consideration, receipt of which is hereby acknowledged, Debtor grants, pledges and assigns to Banc One a security interest in all of Debtor's respective right, title and interest, purchase money as appropriate, in and to the property which is purchased with the proceeds of the Obligations and all property described in the attached Exhibit A, now or hereafter arising or acquired, wherever located, together with any and all contract rights in such property, additions, accessions, parts, accessories, substitutions and replacements thereof, now or hereafter installed in, affixed to or used in connection with said property, in all products and proceeds thereof, cash and non-cash, including, but not limited to, proceeds of notes, checks, instruments, indemnity proceeds, or any insurance on such and any refund or rebate of premiums on such ("Collateral"), to secure the prompt payment and complete performance of the Obligations (as hereinafter defined); provided, however, that the Collateral shall not include any Hazardous Materials (as hereinafter defined), except for any Hazardous Materials (a) which are and/or hereafter will be handled, stored and contained in accordance with all applicable Hazardous Materials Laws (as hereinafter defined), (b) which either (i) are and/or will be hereafter used or useful in the ordinary course of business of Debtor or (ii) have a resale or salvage value which exceeds the cost of disposing of such Hazardous Materials, and (c) which are disclosed in writing to Banc One as to its hazardous nature.

  2. Secured Obligations. This Agreement secures the prompt payment and complete performance in full when due, whether at maturity, by acceleration, demand or otherwise, of the Promissory Note of the Debtor in the original principal sum of $621,073.32, and dated April 1, 1994, and any and all renewals, extensions or substitutions therefor, and also any and all other liabilities of Debtor to Banc One, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and without limitation, all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorney fees and the like) ("Obligations"). It is Debtor's express intention that this Agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to Banc One, shall extend to all future Obligations of Debtor to Banc One, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or are reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor and Banc One as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligations secured hereby shall not limit or be construed to limit the scope of this Agreement.

     3. Location(s) of Collateral. The Collateral will be kept at the following location ("Location"): 5460 Executive Parkway, Grand Rapids, Michigan 49512

     4. Representations, Warranties and Covenants. Debtor represents, warrants, covenants and agrees as follows:

     (a) Debtor is and will continue to be (or, with respect to after acquired property, will be when acquired), the legal and beneficial owner of the Collateral free and clear of any lien, security interest, mortgage, charge or encumbrance except for the security interest created by this Agreement and the security interest granted to Heller Financial Leasing, Inc. and except for liens in favor of NBD Grand Rapids, NA and Comerica Bank which liens shall be junior to the lien of Banc One. Except as previously disclosed to Banc One in writing, no effective Uniform Commercial Code ("UCC") financing statement or other instrument covering all or any part of the Collateral is on file in any recording office, except those in favor of Banc One;

     (b) Debtor will join with Banc One in executing such financing statements, security agreements or other instruments in form satisfactory to Banc One upon Banc One's request and, in the event for any reason the law of any jurisdiction becomes or is applicable to the Collateral or any part thereof, or to any Obligation owed to Banc One, Debtor agrees to execute and deliver all such instruments and to do all of such other things as may be reasonably necessary or appropriate to preserve, protect and enforce the security interest and lien of Banc One under the law of such jurisdiction to the extent such security interest would be protected under that jurisdiction's UCC;

     (c) The Collateral is not attached or affixed to real estate in such a manner that it would become a fixture thereto or an accession to other goods without prior disclosure, notification to and approval by Banc One in addition to the execution of an owner/mortgagee/landlord release/waiver in favor of Banc One;

     (d) Debtor at its sole expense shall keep each item of Collateral insured against all risks of loss or damage from every cause whatsoever for the full replacement value of such item of Collateral. Debtor at its sole expense shall carry public liability and property damage insurance protecting Debtor from liabilities for injuries to persons and damage to property of others relating in any way to the Collateral. Debtor at its sole expense shall carry environmental risk insurance should any of the collateral include Hazardous Materials. Debtor shall deliver to Banc One satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Collateral shall be payable to Banc One as one of the loss payees and shall be applied toward (a) the replacement, restoration or repair of the Collateral, or (b) payment of the obligations of Debtor to Heller Financial Leasing, Inc. and/or Banc One secured by the Collateral. Each insurance policy will require that the insurer give Banc One at least 30 days prior written notice of any cancellation of such policy and will require that Banc One's interests be continued insured regardless of any act, error, omission, neglect or misrepresentation of Debtor. The insurance maintained by Debtor shall be primary without any right of contribution from insurance which may be maintained by Banc One. If Debtor does not keep the Collateral insured as required herein and/or fails to supply Banc One with evidence of that insurance, Banc One shall have the right, in its sole discretion, to obtain insurance in amounts sufficient to fully protect its interest, without notifying Debtor. Debtor agrees that Banc One shall have the right, in its sole discretion, to determine the manner in which Debtor shall reimburse Banc One for the premium for such insurance, including but not limited to (a) requiring Debtor to immediately reimburse Banc One for the premium and other costs it incurs or (b) adding that amount directly to the principal balance of any of the Obligations. Debtor will pay interest on any amount added to the principal balance at the highest rate set forth in any of such Obligation(s);

     (e) Debtor will pay promptly when due all taxes, assessments and governmental charges upon or against Debtor, the Collateral or the property or operations of Debtor, in each case before same becomes delinquent and before penalties accrue thereon, unless and to the extent that same are being contested in good faith by appropriate proceedings. At its option, Banc One may discharge taxes, liens or security interests or other encumbrances at any time placed on the Collateral and may pay for maintenance and preservation of the Collateral, all at Debtor's expense;

     (f) Debtor agrees it will, at its sole expense: (a) repair and maintain the Collateral in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Collateral or when required by applicable law or regulation, which parts or devices shall automatically become part of the Collateral; (b) use and operate the Collateral in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Collateral, and obtain all permits or licenses necessary to install, use or operate the Collateral; and (c) make no alterations, additions, subtractions, upgrades or improvements to the Collateral without Banc One's prior written consent, but any such alterations, additions, upgrades or improvements shall automatically become part of the Collateral. The Collateral will not be used or located outside of the United States. Debtor agrees to permit Banc One (or its agents) the right to inspect the Collateral during Debtor's business hours.

     (g) Debtor will, in the event of appropriation or taking of all or any part of the Collateral, give Banc One prompt written notice thereof. Banc One shall be entitled to receive directly, and Debtor shall promptly pay over to Banc One, any awards or other amounts payable with respect to such condemnation, requisition or other taking and in its sole discretion may apply the proceeds as it deems best without regard to whether an Event of Default has or has not occurred;

     (h) At least thirty (30) days prior to the occurrence of the event, Debtor will deliver to Banc One written notice of any addition change in Debtor's name, identity or legal structure;

     (i) Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or an interest therein;

     (j) Debtor will from time to time execute and deliver to Banc One such lists, descriptions and designations of Collateral as Banc One may require to identify the nature, extent and location of the Collateral;

     (k) Debtor is in material compliance with all Federal, State and local laws, statutes, ordinances, regulations, rulings and interpretations relating to industrial hygiene, public health or safety, environmental conditions, the protection of the environment, the release, discharge, emission or disposal to air, water, land or ground water, the withdrawal or use of ground water or the use handling, disposal, treatment, storage or management of or exposure to Hazardous Materials ("Hazardous Materials Laws"), the violation of which would have a material effect on its business, its financial condition or the Collateral. The term "Hazardous Materials" means any flammable materials, explosives, radioactive materials, pollutants, toxic substances, hazardous water, hazardous materials, hazardous substances, polychlorinated biphenyls, asbestos, urea formaldehyde, petroleum (including its derivatives, by-products or other hydrocarbons) or related materials or other controlled, prohibited or regulated substances or materials, including, without limitation, any substances defined or listed as or included in the definition of "hazardous substances, "hazardous wastes", "hazardous materials", "pollutants" or "toxic substances" under any Hazardous Materials Laws. Debtor has not received any written or oral communication or notice from any judicial or governmental entity nor is it aware of any investigation by any agency for any violation of any Hazardous Materials Law;

     (1) All representations, warranties, covenants and agreements set forth herein and all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, shall be at the time same is furnished, accurate, correct and complete in all material respects as of the date hereof, on the date upon which Debtor acquires any of the Collateral or any rights therein not presently acquired or existing and shall continue until the Obligations are paid in full.

     5. Appointment of Attorney-in-Fact. Debtor hereby irrevocably appoints Banc One or its designee as Debtor's attorney in fact, with full authority in the place instead of Debtor, from time to time in Banc One's discretion prior to, upon, during, and after an Event of Default, to take any action and to execute any instrument which Banc One may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation, (a) to perfect and continue to perfect the security interests created by this Agreement; (b) to ask, demand, collect or sue for, recover, compound, receive and give acquittance in receipts for any monies due or become due under or in respect for any Collateral; (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with the Collateral; and (d) to file any claims or take any action or institute any proceeding which Banc One may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of Banc One in the Collateral.

     6. Events of Default. The following events shall be "Events of Default" under this Agreement: (a) default by Debtor in performance of any covenant or agreement herein; (b) any warranty, representation or statement made or furnished to Banc One by or on behalf of Debtor in connection with this Agreement or to induce Banc One to make a loan or extend other credit to Debtor, proving to have been false in any material respect when made or furnished; (c) default by Debtor in performance of any covenant or agreement or in any payment obligation contained in any Obligation; (d) default by Debtor in performance of any covenant or agreement contained in any letter or agreement executed in conjunction with any Obligation; (e) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Debtor or any guarantor or surety for Debtor; (f) any uninsured loss, theft, damage or destruction of the Collateral; (g) the making of any levy, seizure or attachment of any Collateral; (h) refusal to surrender the Collateral as herein above provided; or (i) if Banc One shall for any reason deem itself insecure as to the prospect of payment of any Obligation.

     7.  Rights upon Default.    If any Event of Default shall occur, then:

     (a) Banc One may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this Agreement and any or all of the Obligations in default;

     (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Banc One and Heller Financial Leasing, Inc. ("Heller"), shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Banc One or Heller in the same form as received by Debtor (duly endorsed by Debtor to Banc One or Heller, if required). Subject to Heller's right to priority as set forth in the Subordination Agreement dated as of April 1, 1994 between Banc One and Heller, any and all such payments so received by Banc One (whether from Debtor or otherwise) may, in the sole discretion of Banc One, be held by Banc One, or then or at any time thereafter be applied in whole or in part by Banc One against, all or any part of the Obligations in such order as Banc One may elect;

     (c) Banc One shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the UCC as adopted in the state where Banc One's principal office is located or other applicable laws. Without limiting the generality of the foregoing, Banc One shall have the right to take possession of the Collateral in full or in part and for that purpose Banc One may enter upon any premises on which the Collateral may be situated and remove the Collateral therefrom;

     (d) Without demand of performance or other demand, advertisement or notice of any kind (except the notice(s) specified below regarding the time and place of public sale or disposition or time after which a private sale or disposition is to occur) to Debtor, any Obligor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), Banc One may forthwith collect, receive, appropriate and realize upon the Collateral, in full or in any part thereof, may abandon, not claim or not take possession of any Collateral, and/or may forthwith sell, lease, assign, give an option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale(s) at any of Banc One's offices or elsewhere at such price(s) as Banc One may determine, for cash or on credit or for future delivery without assumption of any credit risk. Banc One shall have the right upon any public sale(s), and, to the extent permitted by law, upon any such private sale(s), to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Debtor;

     (e) Debtor, at Banc One's request, will assemble the Collateral and make it available to Banc One at such place(s) as Banc One may reasonably select, whether at Debtor's place(s) of business and/or the Location of Collateral or elsewhere. Debtor further agrees to allow Banc One to use or occupy Debtor's place(s) of business and/or Location of Collateral, without charge, for the purpose of effecting Banc One's remedies in respect to the Collateral;

     (f) Banc One shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Banc One hereunder, including attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as Banc One may elect, and only after or applying over such net proceeds and after the payment by Banc One of any other amount required by any provision of law, need Banc One account for the surplus, if any, to Debtor;

     (g) To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Banc One arising out of the repossession, retention, sale or disposition of the Collateral;

     (h) Debtor agrees that Banc One need not give more than ten (10) calendar days' notice, addressed to Debtor at Debtor's mailing address set forth above, of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters; and

     (i) Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Banc One is entitled.

     (j) All rights of Banc One contained herein are junior to and subject to the prior secured rights of Heller Financial Leasing, Inc. as set forth in the Subordination Agreement dated as April 1, 1994 between Banc One and Heller Financial Leasing, Inc.

     8. Processing of Collateral After an Event of Default. Debtor hereby agrees that Banc One or its designee may do whatever Banc One in its sole discretion deems to be commercially reasonable to prepare any Collateral for disposition and to dispose of any Collateral, including without limitation operating any of Debtor's manufacturing or other processes relating to the Collateral and using patents, copyrights, trademarks, trade names, trade secrets, rights under manufacturer's warranties, and the like relating to or affecting such processes or the Collateral and disposition thereof, and that Debtor shall not do anything which would restrict Banc One's right so to act. Banc One may transfer Collateral into its name or that of a nominee and receive the dividends, royalties or income thereof. Banc One shall have no duty as to the collection or protection of the Collateral or any income therefrom, nor as the preservation of rights against prior parties, not as to the preservation of any right pertaining thereto. All rights of Banc One contained herein are junior to and subject to the prior secured rights of Heller Financial Leasing, Inc. as set forth in the Subordination Agreement dated as April 1, 1994 between Banc One and Heller Financial Leasing, Inc.

     9. Construction of Rights and Remedies and Waiver of Notice and Consent. Unless otherwise expressly provided herein, (a) any right or remedy of Banc One may be pursued without notice to or further consent of Debtor, both of which Debtor hereby expressly waives; (b) each right or remedy is distinct from but cumulative to each other right or remedy and may be exercised independently of concurrently with, or successively to any other right and remedy; (c) no extension(s) of time and/or modification(s) of amortization of any Obligation shall release the liability of or bar the availability of any right or remedy against Debtor, and Banc One shall not be required to commence proceedings against Debtor or to extend time for payment or otherwise to modify amortization of any Obligation; and (d) Banc One has the right to proceed at its election against any or all of the Collateral, against all such property together or against any items thereof from time to time, and not action against any item(s) of property shall bar subsequent actions against any other item(s) of property.

     10. Extensions and Compromises. With respect to any Collateral or any Obligation, Debtor assents to all extensions or postponements to the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the release of any party primarily or secondarily liable, to the acceptance of partial payment thereof or to the settlement or compromise thereof, all in such matter and such time or times as Banc One may deem advisable. No forbearance in exercising any right or remedy on any one or more occasions shall operate as a waiver thereof on any future occasion; and no single or partial exercise of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy.

     11. Indemnity and Expenses. (a) Debtor agrees to indemnify Banc One from any and all claims, losses and liabilities growing out of or resulting from this Agreement; (b) Debtor will upon demand pay or reimburse Banc One, as the case may be, the amount of any and all expenses, including fees and disbursements of counsel, experts and agents, which Banc One may incur in connection with, (i) the administration of this Agreement; (ii) the custody, preservation, use or operation of, or the sale of, collections from, or other realization upon any Collateral; (iii) the exercise or enforcement of any of the rights of Banc One hereunder; or (iv) the failure by Debtor to perform or observe any of the provisions hereof. Upon Debtor's failure to promptly pay any said amount, Banc One may add said amount to the principal amount owed on any Obligation and charge interest on the same at the rate of interest as set forth in said Obligation; (c) Debtor shall fully and promptly pay, perform, discharge, defend, indemnify and hold harmless Banc One from any and all claims, orders, demands, causes of action, proceedings, judgments, or suits and all liabilities, losses, costs or expenses (including, without limitation, technical consultant fees, court costs, expenses paid to third parties and reasonable legal fees) and damages arising out of, or as a result of (i) any release, discharge, deposit, dump, spoil, leak or placement of any Hazardous Material into or on any Collateral or property owned, leased, rented or used by Debtor (the "Property") at any time;
(ii) any contamination of the soil or ground water of the Property or damage to the environment and natural resources of the Property or the result of actions whether arising under any Hazardous Materials Law, or common law; or (iii) any toxic, explosive or otherwise dangerous Hazardous Materials which have been buried beneath or concealed with the Property. The indemnities set forth in this paragraph shall survive termination of this Agreement and shall be effective for the full dollar amount of any said cost, expense, etc., regardless of the actual dollar amount of any Obligation(s).

     12. Miscellaneous. (a) Any notice, statement, request, demand, consent, or other document required to be given hereunder (any of which may be referred to as "notice") by either party shall be in writing and shall be delivered personally or by certified or registered mail, postage prepaid, return receipt requested, to the last known address of said party. When personally delivered, any notice shall be deemed given when actually received. Except as otherwise provided herein, a notice shall be deemed given when mailed. Any mailed notice given pursuant to this section shall be deemed reasonable and shall be effective, regardless of whether actually received; (b) this Agreement shall be construed and interpreted under the laws of the State of Indiana; (c) this Agreement shall be binding upon Debtor, Debtor's personal representatives, heirs, successors and assigns, as the case may be, and shall be binding upon the inure to the benefit of Banc One and its successors and assigns. Debtor cannot assign this Agreement; (d) this Agreement may be amended, but only by a written amendment signed by Banc One and Debtor; (e) if any provisions of this Agreement or the application of any provision to any party or circumstance shall, to any extent, be adjudged invalid or unenforceable, the application of the remainder of such provision to such party or circumstance, the application of such provision to other parties or circumstances, and the application of the remainder of this Agreement shall not be affected thereby; (f) the headings contained in this Agreement have been inserted for convenience of reference only and are not to be used to interpreting this Agreement; (g) where appropriate, the number of all words in this Agreement shall be both singular and plural and the gender of all pronouns shall be masculine, feminine, neuter, or any combination thereof; (h) a carbon, photographic or other reproduction of this Agreement or a financing statement shall be sufficient as a financing statement and may be filed as such whenever necessary or desirable, in Banc One's opinion, to perfect the security interest granted by this Agreement; (i) Banc One may correct patent errors herein, may fill in any blank spaces herein and may date this Agreement; (j) if more than one signer executes this instrument, the word "Debtor" as used herein shall be deemed to include all such signers, and all of the warranties, representations, covenants and obligations hereof shall be joint and several of and for all such signers; (k) this Agreement shall take effect when signed by Debtor; and (1) time is of the essence of all requirements of Debtor hereunder.

All parties to this Agreement, including Debtor and Banc One, irrevocably consent to the jurisdiction and venue of any state or federal court in Marion County, Indiana, and waive all rights to trial by jury, in any action, proceeding or counterclaim brought by any party against any other party on any matter whatsoever arising out of, in connection with or in any way related to this Agreement.


                                             RIVERA DIE & TOOL, INC. ("Debtor")

Witness: /s/ Douglas Nienhuis                By: /s/ Kenneth K. Rieth
        ------------------------------          ------------------------------
                                             Title: PRESIDENT
                                                   ---------------------------


Accepted and Agreed to:

BANC ONE EQUIPMENT FINANCE, INC.

By:
   -----------------------------
Title:
      --------------------------

                                   EXHIBIT A
                   TO SECURITY AGREEMENT DATED APRIL 1, 1994
                          BY RIVIERA DIE & TOOL, INC.
                  IN FAVOR OF BANC ONE EQUIPMENT FINANCE, INC.

   1       Danly Machine Specialties, Inc.                  1       Wolverine Vertical Computer
           #SE4-800-156x102QDC double-crank                         Numerically Controlled Tracer
           straight-side press die plate                            Milling Machine, Ser. #1970-0559
           air clutch and rolling die plate                         Model Year - 1982
           28" stroke
           66" shut height                                  1       Model 10H-2500 Computer
           18" slide adjustment                                     Numerically Controlled Horizontal
           16  strokes per minute                                   Machining Center, Serial #50021
           12" thick bolster plate, including                       including Acramatic 900 MC Control
           air counterbalance                                       Serial #51-5900M15F-0280, Model
           #3B-38-12 die cushion                                    Year - 1982
           38" dia, 12" stroke, and 135-ton
           100 hp main drive motor, 3/60/480                1       1000-Ton Straight Side Press,
           7.5 hp slide adjustment motor                            Model S4-1000-144-84QDC, Serial
           120-volt magnetic control                                $69280022, including 4-point drive.
                                                                    Machine rebuilt in 1969.

   2       Danly Machine Specialist                         1       Model DF-212000-120 1200-Ton Double
           #S4-800-144X96 double crank straight                     Acting Toggle Press Serial #45-11015,
           side presses, Ser. #63182601, 63182602,                  including Raymar Controls. Machine
           air clutch                                               rebuilt in 1969.
           28" stroke
           72" shut height                                  1       Model FDNC-106 Vertical Copy
           18" slide adjustment                                     Miller Machine, Serial #A60-1391,
           16 strokes per minute                                    complete with all standard equipment
           8" thick bolster plate, including
           air counterbalance                               1       Model FNC-86 Vertical Machining
           #3B-38-12 die cushion                                    Center, Serial #A61-38, complete
           38" dia and 45.2-ton                                     with all standard equipment
           100 hp main drive motor, 3/60/480
           7.5 hp slide adjustment motor                    1       Model EDNC-85 Computer Numerically
           120-volt magnetic control                                Controlled Electrical Discharge Machine
                                                                    Serial #A63-52


                                         INITIALS:
                                         RIVIERA DIE & TOOL, INC.
                                                                 ---------

                                   EXHIBIT A
                   TO SECURITY AGREEMENT DATED APRIL 1, 1994
                          BY RIVIERA DIE & TOOL, INC.
                  IN FAVOR OF BANC ONE EQUIPMENT FINANCE, INC.

Greco Systems #P-XTN Minifile, S/N BOKC14                   Toyoda Machine Works, LTD #FV65 Vertical
                                                            CNC Machining Center S/N NF1979 with 32-station
Cincinnati Milicron #B Electrical Discharge                 Tool Changer, Including 26" X 56" Table Model
Machine, S/N 1266409 including Cintrojet Model              EC-40 Chip Conveyor, S/N 15692, 20/15 H.P.
ML-T-1V2246 Dual Solid State Power Supply, S/N              Motor Fanuc System 11M Control
4116J2676-0006

Bridgeport 2 H.P. Variable Speed Vertical Mill,             Georgh Kobold (Germany) #KOD526-S12 Drill
S/N 232050 (1986), including 9" x 42" T-Slot Table          Grinder, S/N 2718162
and Acu-Rite III 2-Axis Digital Readout

Bridgeport 2 H.P. Variable Speed Vertical Mill,             Bridgeport 2 H.P. Variable Speed Vertical Mill,
S/N 256305 (1990), including 9" x 48" T-Slot                S/N 256302 (1990), including 9" x 48" T-Slot Table
Table and Acu-Rite Millmate 2-Axis Digital Readout          and Acu-Rite Millmate 2-Axis Digital Readout

Bridgeport 2 H.P. Variable Speed Vertical Mill,             #ME-310 Sellers Drill Sharpener
S/N 256208 (1990), including 9" x 48" T-Slot Table
and Acu-Rite Millmate 2-Axis Digital Readout


#ME-114 Sterling Drill Grinder, S/N DC2988DB                Econoline #RA-42Y24 Sandblast Cabinet
                                                            S/N E-85-1986


HR2A618 Surface Grinder (Made in Taiwan)                    Big Joe model 1518R6 die lift truck with battery
S/N 2A1010                                                  and built-in charger S/N 326358


Cincinnati Milicron Model 15VC-1000                         Model K1 radial cut-off saw, 6" max. wheel
CNC vertical milling machining center                       dia., steel stand, manual feed, 1 HP motor
S/N 7015-A01-89-01010, 44" x 20"
slotted production table, 26 tool                           Trince Model 36/BP2 Sandblast cabinet
rotary magazine, coolant system,                            S/N 33726-9
Acramatic 850 pendant mount controls,
way covers                                                  DoAll Model V36 36" vertical metal cutting
                                                            bandsaw, 30" x 30" tilting table, model D-8W-1A
Dake Model 25N 25-ton hydraulic utility                     blade welder, worklight
press, hand pumped, S/N 191283


Mitutoyo Model PN350 profile projector,                     Cincinnati Milacron Model 15VC-1000
S/N 70202 Geo-Chek III, XY digital readout,                 Cintimatic CNC vertical milling machining
cart mounted                                                center S/N 7015-A01-88-0026, 44" x 20"
                                                            slotted production table, 26 tool rotary
Mold storage table, 13' long x 3' wide 3" channel           magazine, coolant system, Acramatic 850
construction, with 1 Yale 2-ton tolley mounted              pendant mount controls
electric chaindrop hoist running the length of
the table


                                        INITIALS:
                                        RIVIERA DIE & TOOL, INC.
                                                                -------

                                   EXHIBIT A
                   TO SECURITY AGREEMENT DATED APRIL 1, 1994
                          BY RIVIERA DIE & TOOL, INC.
                  IN FAVOR OF BANC ONE EQUIPMENT FINANCE, INC.

Bridgeport vertical turret mill, S/N 252850              Mitutoyo Model 515-319 Height Master height
9" x 48" slotted table, 2 HP variable speed              gauge, S/N 029865
head, Anilam Miniwizard XY digital readout
worklight


Model FC-50K electronic bench scale,                     Quincy Model QE-15 horizontal tank
50kg x 5g, digital readout with 4' x 4' floor            mounted air compressor, S/N E10391
mounted platform                                         10 HP, 2 stage aftercooler

Arrow Pneumatics Model A-45 refrigerated                 Terit Model DF-2DF8 15 HP down flow dust
air dryer, S/N 7962A                                     collector, S/N 255530

Storch Model BOM2C 6 volt lifting Magnet                 Sonicor Instrument Model TS-9045/wj
S/N 1907                                                 ultrasonic parts cleaner, S/N 76143-0989


Economy die table, 25" x 36" top, S/N 31592              D.M.E. Model UF500Micro hand-held
mechanical elevation, caster mounted                     ultraform machine


Yuasa Model 550-423 tilting machine                       Westhoff high precision horizontal drilling
table                                                     machine, S/N UK-100-1-89-789N, single
                                                          spindla, 8 1/4" x 8 1/2" slotted table
1991 (2) A-frames, horses, 3 ton electric                 fractional HP motor, table mounted
crane, 10' x 8' special tools, plates

1991 Feermeclaner/Deckel self-standing                    Boyar Schultz surface grinder 6 x 16 wet
collect type grinder with light S/N 90-24810


Boyar Shultz surface grinder 6 x 12 wet                   Lagun Republic vertical ram turret mill,
                                                          S/N SE-18853, 2 HP, 3 Phase, Accurite
Sasanki cutter grinder                                    readout

Hypertool grinder S/N S-30436                             Midway cutter grinder, bench top collect type

Deckel cutter grinder, bench top collect type             K & M rotary table 12" cross slide



                                     INITIALS:
                                     RIVIERA DIE & TOOL, INC.
                                                             ------

                                                                   EXHIBIT 10(e)


                            INDUSTRIAL/OFFICE LEASE

                                    Between

                      Greenbrook Limited Partners/Riviera,
                         a Michigan limited partnership

                                      and

                           Riviera Tool Company,
                             a Michigan corporation

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----
ARTICLE I.          Definitions  . . . . . . . . . . . . . . . . . . .   2
ARTICLE II.         Premises . . . . . . . . . . . . . . . . . . . . .   3
ARTICLE III.        Possession; Early Access; Tenant Buildout  . . . .   4
ARTICLE IV.         Rent - Security Deposit  . . . . . . . . . . . . .   8
ARTICLE V.          Lease Extension Options  . . . . . . . . . . . . .  10
ARTICLE VI.         Taxes and Assessments  . . . . . . . . . . . . . .  11
ARTICLE VII.        Use  . . . . . . . . . . . . . . . . . . . . . . .  14
ARTICLE VIII.       Maintenance of Premises  . . . . . . . . . . . . .  14
ARTICLE IX.         Signs  . . . . . . . . . . . . . . . . . . . . . .  16
ARTICLE X.          Insurance  . . . . . . . . . . . . . . . . . . . .  16
ARTICLE XI.         Damage or Destruction  . . . . . . . . . . . . . .  20
ARTICLE XII.        Liens  . . . . . . . . . . . . . . . . . . . . . .  22
ARTICLE XIII.       Alterations and Improvements . . . . . . . . . . .  23
ARTICLE XIV.        Condemnation . . . . . . . . . . . . . . . . . . .  24
ARTICLE XV.         Rent Absolute  . . . . . . . . . . . . . . . . . .  25
ARTICLE XVI.        Assignment-Subletting by Tenant  . . . . . . . . .  26
ARTICLE XVII.       Indemnity for Litigation . . . . . . . . . . . . .  28
ARTICLE XVIII.      Estoppel Certificate . . . . . . . . . . . . . . .  28
ARTICLE XIX.        Condition and Inspection of Premises . . . . . . .  29
ARTICLE XX.         Fixtures . . . . . . . . . . . . . . . . . . . . .  30
ARTICLE XXI.        Default  . . . . . . . . . . . . . . . . . . . . .  30
ARTICLE XXII.       Landlord's Performance of Tenant's Covenants . . .  34
ARTICLE XXIII.      Exercise of Remedies . . . . . . . . . . . . . . .  35
ARTICLE XXIV.       Subordination to Mortgages . . . . . . . . . . . .  36
ARTICLE XXV.        Indemnity and Waiver . . . . . . . . . . . . . . .  36
ARTICLE XXVI.       Surrender  . . . . . . . . . . . . . . . . . . . .  38
ARTICLE XXVII.      Covenant of Quiet Enjoyment  . . . . . . . . . . .  40
ARTICLE XXVIII.     Purchase Option  . . . . . . . . . . . . . . . . .  40
ARTICLE XXIX.       Short Form Lease . . . . . . . . . . . . . . . . .  42
ARTICLE XXX.        Notices  . . . . . . . . . . . . . . . . . . . . .  42
ARTICLE XXXI.       Covenants Binding Upon Successors and
                      Assigns  . . . . . . . . . . . . . . . . . . . .  43
ARTICLE XXXII.      Time of Essence  . . . . . . . . . . . . . . . . .  44
ARTICLE XXXIII.     Miscellaneous  . . . . . . . . . . . . . . . . . .  44

                            INDUSTRIAL/OFFICE LEASE

         THIS LEASE, made this 1st day of November, 1988, by and between Greenbrook Limited Partners/Riviera, a Michigan limited partnership, hereinafter called "LANDLORD", and RIVIERA DIE & TOOL, INC., a Michigan corporation, hereinafter called "TENANT".

                               R E C I T A L S :

         Landlord is causing a mixed use industrial and office building containing manufacturing and office space of approximately 178,000 square feet of total rentable area, to be constructed by Meadowbrooke Business Park Associates Limited Partnership, a Michigan Limited Partnership (the "Meadowbrooke Partnership") on a parcel of real estate located in the Meadowbrooke Business Park, Grand Rapids, Michigan which parcel is legally described on Exhibit A attached hereto and made a part hereof (hereinafter termed the "Real Estate," and said building, additions, fixtures, improvements and amenities as therein designated by Landlord for the use of Tenant in conjunction with said building, are herein collectively referred to as the "Premises").

         Completion by the Meadowbrooke Partnership of the Premises will be by Pioneer Construction Company pursuant to the Standard Form of Agreement Between Owner and Contractor dated as of the 1st day of October, 1988 (the "Construction Contract"), a copy of which is attached hereto as Exhibit B and made a part hereof. Furthermore, completion of the Premises shall be in substantial accordance with the preliminary plans and specifications attached hereto as Exhibit C and made a part hereof, the final plans and specifications to be prepared by the Architect (as defined herein). Substantial completion of the Premises is anticipated for October 1, 1989.

         After completion of the Premises, the Meadowbrooke Partnership shall convey the Real Estate to Landlord and thereafter Landlord shall lease to Tenant and Tenant shall lease from Landlord the entire Premises.